UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2017

First America Resources Corporation

(Name of registrant as specified in its charter)

Nevada	333-175482	27-2563052
(State or other jurisdiction of incorporation or organization)	(SEC File No.)	IRS I.D.

1000 East Armstrong Street Morris, IL	60450
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: 815-941-9888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective January 5, 2017, Tzongshyan George Sheu resigned as Vice-President, Secretary and Director of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

First America Resources Corporation

Date: February 13, 2017	By:	/s/ Jian Li
Jian Li
Chief Executive Officer and Director

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